Summary prospectus supplement	January 23, 2012

Putnam Global Utilities Fund Summary Prospectus dated December 30, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio manager is now solely George Gianarikas.

Mr. Gianarikas joined the fund in January 2012 and is an Analyst.

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